SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

                Date of Report - April 8, 2005

                      TOWER BANCORP, INC.
                      -------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















                  Page 1 of 8 Numbered Pages
               Index to Exhibits Found on Page 5

Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Not Applicable.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

                  Page 2 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Tower Bancorp, Inc., parent company of The First
          National Bank of Greencastle, reports earnings of $ 917,194 or earnings per share of $.53 for the quarter ended March 31, 2005.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99      News Release, dated April 8, 2005, of Tower Bancorp,
                     Inc.

             99.1    Balance Sheets March 31, 2005
                     and 2004

             99.2    Income Statements for the three months
                     ended March 31, 2005 and 2004






                 Page 3 of 8 Numbered Pages
              Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TOWER BANCORP, INC.
                                (Registrant)


Dated:  April 8, 2005       /s/ Franklin T. Klink, III
                              -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer





































                 Page 4 of 8 Numbered Pages
              Index to Exhibits Found on Page 5

                         EXHIBIT INDEX


                                                     Page Number
                                                 In Manually
 Exhibit                                          Signed Original

99             News Release, dated April 8, 2005,
               of Tower Bancorp, Inc.                6

99.1           Balance Sheets March 31, 2005 and
               2004                                  7

99.2           Income Statements for the three
               months ended March 31, 2005 and
               2004                                  8







































                  Page 5 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99

For Immediate Release              FOR FURTHER INFORMATION:
                              Franklin T. Klink, III
                              Chief Financial Officer
                              (717) 597-2137



             TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA April 8, 2005 - Tower Bancorp, Inc., parent

company of The First National Bank of Greencastle, reports

earnings of $ 917,194 or earnings per share of $.53 for the

quarter ended March 31, 2005.  Return on Equity and Return on

Assets were 8.31% and 1.18% respectively, for the first

quarter of 2005.

     As of March 31, 2005, total assets stood at $320,248,000

an increase of 7% or $22,202,000 over first quarter-end totals for 2004.  Total loans reached $228,162,000, an increase of

$13,791,000 or 6%.  Total deposits were $232,699,000, an

increase of $21,849,000 or 10%.

     The above figures are based on unaudited financial

statements.  The First National Bank of Greencastle operates nine offices in the Greencastle, Chambersburg, Shady Grove,

Quincy, Laurich Estates, Mercersburg, Waynesboro, and

Maugansville areas.

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.'s filings with the Securities and Exchange Commission.






                  Page 6 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99.1

TOWER BANCORP INC.
CONSOLIDATED BALANCE SHEET
           (UNAUDITED)                           3/31/2005       3/31/2004
ASSETS                                              (,000)          (,000)
CASH AND DUE FROM BANKS                         $   10,332        $  6,119
INTEREST BEARING BALANCES WITH BANKS                   196             675
FEDERAL FUNDS SOLD                                   3,470               0

INVESTMENTS                                         65,851          65,862

LOANS:                                             228,162         214,371
      RESERVE FOR LOAN LOSSES                      (1,993)         (1,906)

BANK PREMISES, FURNITURE & FIXTURES                  4,911           4,554
OTHER REAL ESTATE OWNED                                  0               0
OTHER ASSETS                                         9,319           8,371
                                                ----------        --------
TOTAL ASSETS                                    $  320,248        $298,046
                                                ==========        ========
LIABILITIES AND CAPITAL
     DEMAND                                     $   24,979        $ 20,031
     SAVINGS                                       125,691         118,180
     TIME                                           82,029          72,639
                                                ----------        --------
             TOTAL DEPOSITS:                    $  232,699        $210,850

LIABILITIES FOR BORROWED MONEY                      35,516          34,853
FEDERAL FUNDS PURCHASED                                  0           4,232
OTHER LIABILITIES                                    7,157           6,158
                                                ----------        --------
TOTAL LIABILITIES                               $  275,372        $256,093
                                                ----------        --------
EQUITY CAPTIAL
     CAPITAL STOCK:
     AUTHORIZED 5,000,000 SHARES
     ISSUED 1,780,100 SHARES                    $    2,225        $  2,225
SURPLUS                                              6,786           6,778
UNDIVIDED PROFITS                                   28,713          26,433
NET UNREALIZED GAIN (LOSS)                           8,973           7,882
LESS: TREASURY STOCK(54,113 SHARES)                (1,821)         (1,365)
                                                ----------        --------
TOTAL EQUITY CAPITAL                            $   44,876        $ 41,953
                                                ----------        --------
TOTAL LIABILITIES AND CAPITAL                   $  320,248        $298,046
                                                ==========        ========

                BOOK VALUE                      $    26.00        $  24.18


                  Page 7 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99.2

TOWER BANCORP INC.
CONSOLIDATED INCOME STATEMENT
(UNAUDITED)                               THREE             THREE
                                          MONTHS            MONTHS
INTEREST INCOME                          03-31-05          03-31-04
-----------------------------            ------------       -----------
INTEREST AND FEES ON LOANS               $  3,239,890       $ 2,895,491
INTEREST ON INVESTMENT SECURITIES             509,283           550,339
INTEREST ON FED FUNDS SOLD                      6,974                 0
                                         ------------       -----------
                                         $  3,756,147       $ 3,445,830
INTEREST EXPENSE
-------------------------------
INTEREST ON DEPOSITS                          655,707           544,451
INTEREST ON OTHER BORROWED MONEY              449,077           438,474
                                         ------------       -----------
                                         $  1,104,784       $   982,925
                                         ------------       -----------
NET INTEREST INCOME                      $  2,651,363       $ 2,462,905
PROVISION FOR LOAN LOSSES                      90,000            90,000
                                         ------------       -----------
NET INTEREST INCOME AFTER PROVISION      $  2,561,363       $ 2,372,905

OTHER INCOME:
INVESTMENT SERVICES & FEE INCOME         $    428,662       $   372,051
OTHER OPERATING INCOME                         90,031            91,575
INVESTMENT SECURITIES GAINS (LOSSES)          197,663           566,725
                                         ------------       -----------
                                         $    716,356       $ 1,030,351
                                         ------------       -----------
OTHER EXPENSES:
SALARIES,WAGES AND OTHER BENEFITS        $  1,106,524       $ 1,077,775
OCCUPANCY EXPENSE                             134,197           121,666
FURNITURE AND FIXTURE EXPENSE                 141,935           141,837
OTHER OPERATING EXPENSES                      688,883           676,165
                                         ------------       -----------
                                         $  2,071,539       $ 2,017,443
                                         ------------       -----------
INCOME BEFORE TAXES                      $  1,206,180       $ 1,385,813
APPLICABLE INCOME TAXES                       288,986           365,000
                                         ------------       -----------

NET INCOME                               $    917,194       $ 1,020,813
                                         ============       ===========

NET INCOME PER SHARE:                           $0.53             $0.59


NUMBER OF SHARES OUTSTANDING                1,725,987         1,735,146


                  Page 8 of 8 Numbered Pages
               Index to Exhibits Found on Page 5